UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Natural Resources Fund

ANNUAL REPORT September 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Proxy Results
34	Information About the Renewal of
the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Natural Resources Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Natural Resources Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

     U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions.And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2011, through September 30, 2012, as provided by Robin Wehbe and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus Natural Resources Fund’s ClassA shares produced a total return of 18.39%, Class C shares returned 17.49% and Class I shares returned 18.70%.1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 30.17% for the same period.2 The S&P North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned 20.48% for the reporting period.3

Despite heightened market volatility, economic conditions generally improved over the reporting period.The resulting rallies in U.S. equity markets more than offset declines during the spring of 2012. The fund produced lower returns than its benchmark, mainly due to shortfalls among metals-and-mining companies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks of any market capitalization, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. We also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

Macroeconomic Developments Fueled Market Volatility

The reporting period began in the immediate wake of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

China triggered a flight away from stocks in September 2011. Fortunately, better U.S. economic data and new remedial measures from European policymakers arrested the decline during the fall.

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe, and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed and measures designed to relieve fiscal pressures in Europe encountered resistance.The summer saw the market rally resume amid more encouraging macroeconomic news, and the S&P 500 Index ended the reporting period near multi-year highs.

Gains among natural resources stocks were tempered compared to the S&P 500 Index by moderating demand for industrial commodities from the emerging markets. Precious metals producers proved particularly weak, while natural gas producers and oil drilling companies typically fared better than sector averages.

Metal Producers Undermined Fund Results

The fund’s relative performance was dampened by the metals-and-mining industry, where commodity prices declined due to a fall-off in demand from the emerging markets.Although the fund held underweighted positions in the industry group, even light exposure proved harmful to performance. Declines were particularly severe for fund holdings such as copper and zinc miner Teck Resources and platinum producer Lonmin. Results from gold producer Newmont Mining were further hampered by unfortunate timing in the sale of the fund’s position before gold prices rallied in the spring.The fund also was hurt by underweighted exposure to ConocoPhillips after the company spun off its refining, chemicals and pipeline businesses.

The fund achieved better relative results over the reporting period’s first half through underweighted exposure to gold stocks at a time when gold prices were falling. Over the second half, the fund scored success with energy equipment providers, such as EOG Resources and Cameron International. Meanwhile, drilling equipment provider National-OilwellVarco benefited from stronger-than-expected results from shale production and a return to offshore drilling in the Gulf of Mexico, where the company’s products helped its customers build the required infrastructure and comply with stricter safety standards. In other areas, building materials supplier Eagle

Materials saw sales improve when recovering U.S. housing markets spurred higher levels of residential construction activity.

Finding Opportunities in Certain Industries

While we expect general market volatility to persist amid economic uncertainty over the near term, we are more optimistic about a global economic recovery over the longer term if uncertainty related to U.S. fiscal policy fades and stimulus programs gain traction in the emerging markets. In this environment, we expect oil to trade within a relatively narrow range, while we believe that natural gas has more potential. Precious metals could benefit if the recovering economy sparks an acceleration of inflation. We also have identified possible opportunities among chemicals producers and agriculture-related commodities.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics.
Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.
Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2014, at which The Dreyfus Corporation does not intend to continue this expense limitation. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance.
3 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.
The S&P North American Natural Resources Sector is an equity benchmark for U.S.-traded natural resources-related
stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Natural Resources Fund Class A shares, Class C shares and Class I shares with the Standard & Poor’s 500 Composite Stock Price Index and the S&P North American Natural Resources Sector Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the S&P North American Natural Resources Sector Index on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The S&P North American Natural Resources Sector Index is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/12

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/31/03	11.60%		–3.38%	10.63%
without sales charge	10/31/03	18.39%		–2.23%	11.37%
Class C shares
with applicable redemption charge †	10/31/03	16.49%		–2.96%	10.54%
without redemption	10/31/03	17.49%		–2.96%	10.54%
Class I shares	10/31/03	18.70%		–1.96%	11.67%
Standard & Poor’s 500
Composite Stock Price Index	10/31/03	30.17%		1.05%	5.73%
S&P North American Natural
Resources Sector Index	10/31/03	20.48%		0.02%	12.88%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.83	$14.96	$9.43
Ending value (after expenses)	$1,005.80	$1,001.20	$1,006.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.88	$15.03	$9.47
Ending value (after expenses)	$1,014.20	$1,010.05	$1,015.60

† Expenses are equal to the fund’s annualized expense ratio of 2.16% for Class A, 2.99% for Class C and 1.88%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2012

Common Stocks—99.3%	Shares		Value ($)
Coal & Consumable Fuels—1.8%
CONSOL Energy	8,050		241,902
Peabody Energy	9,610		214,207
			456,109
Construction & Engineering—1.1%
Fluor	5,030		283,088
Construction Materials—2.8%
Eagle Materials	9,720		449,647
Vulcan Materials	5,410		255,893
			705,540
Diversified Chemicals—1.5%
Eastman Chemical	6,530		372,275
Diversified Metals & Mining—1.5%
Globe Specialty Metals	18,730		285,071
Prospect Global Resources	41,240	[a,b]	96,089
			381,160
Exchange-Traded Funds—1.4%
SPDR Gold Trust	2,110	[a,b]	362,688
Fertilizers & Agricultural Chemicals—1.3%
Agrium	3,100		320,726
Gold—8.9%
Agnico-Eagle Mines	7,690		398,932
Allied Nevada Gold	5,490	[b]	214,439
Franco-Nevada	13,880	[a]	817,948
Yamana Gold	43,662	[a]	834,381
			2,265,700
Integrated Oil & Gas—19.7%
Chevron	17,530		2,043,297
Exxon Mobil	17,130		1,566,538
Occidental Petroleum	12,610		1,085,217
Suncor Energy	8,990		295,322
			4,990,374
Oil & Gas Drilling—3.9%
Ensco, Cl. A	8,170		445,755
Helmerich & Payne	4,690		223,291
Transocean	7,114		319,347
			988,393

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Oil & Gas Equipment & Services—15.2%
Cameron International	7,100	[b]	398,097
Halliburton	16,786		565,520
National Oilwell Varco	13,910		1,114,330
Schlumberger	24,460		1,769,192
			3,847,139
Oil & Gas Exploration & Production—24.9%
Anadarko Petroleum	14,410		1,007,547
Apache	8,460		731,536
Cabot Oil & Gas	9,570		429,693
Canadian Natural Resources	10,350		318,677
Concho Resources	1,471	[b]	139,377
Continental Resources	3,970	[a,b]	305,293
EOG Resources	8,590		962,510
Marathon Oil	13,310		393,577
Noble Energy	6,780		628,574
Pioneer Natural Resources	4,670		487,548
Range Resources	6,332		442,417
Southwestern Energy	10,560	[b]	367,277
Whiting Petroleum	2,157	[b]	102,199
			6,316,225
Oil & Gas Refining & Marketing—6.3%
Marathon Petroleum	6,645		362,751
Phillips 66	11,810		547,630
Valero Energy	21,560		683,021
			1,593,402
Oil & Gas Storage & Transportation—.9%
Spectra Energy	7,770		228,127
Paper Products—2.0%
International Paper	14,270		518,286
Precious Metals & Minerals—2.5%
Anglo American Platinum	3,750		192,839
Silver Wheaton	11,380		451,900
			644,739
Specialty Chemicals—1.6%
LyondellBasell Industries, Cl. A	7,680		396,749

Common Stocks (continued)	Shares	Value ($)
Steel—2.0%
Nucor	13,390	512,301
Total Common Stocks
(cost $23,290,013)		25,183,021

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $137,934)	137,934 [c]	137,934

Investment of Cash Collateral
for Securities Loaned—5.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,474,953)	1,474,953 [c]	1,474,953
Total Investments (cost $24,902,900)	105.7%	26,795,908
Liabilities, Less Cash and Receivables	(5.7%)	(1,436,869)
Net Assets	100.0%	25,359,039

a Security, or portion thereof, on loan.At September 30, 2012, the value of the fund’s securities on loan was
$1,444,009 and the value of the collateral held by the fund was $1,474,953.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Oil & Gas Exploration & Production	24.9	Steel	2.0
Integrated Oil & Gas	19.7	Coal & Consumable Fuels	1.8
Oil & Gas Equipment & Services	15.2	Specialty Chemicals	1.6
Gold	8.9	Diversified Chemicals	1.5
Money Market Investments	6.4	Diversified Metals & Mining	1.5
Oil & Gas Refining & Marketing	6.3	Exchange-Traded Funds	1.4
Oil & Gas Drilling	3.9	Fertilizers & Agricultural Chemicals	1.3
Construction Materials	2.8	Construction & Engineering	1.1
Precious Metals & Minerals	2.5	Oil & Gas Storage & Transportation	.9
Paper Products	2.0		105.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,444,009)—Note 1(c):
Unaffiliated issuers		23,290,013	25,183,021
Affiliated issuers		1,612,887	1,612,887
Cash			369,158
Cash denominated in foreign currencies		3,795	3,778
Dividends and securities lending income receivable			25,122
Receivable for shares of Beneficial Interest subscribed			1,396
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			3
Prepaid expenses			29,401
			27,224,766
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			31,960
Liability for securities on loan—Note 1(c)			1,474,953
Payable for investment securities purchased			267,867
Payable for shares of Beneficial Interest redeemed			22,002
Accrued expenses			68,945
			1,865,727
Net Assets ($)			25,359,039
Composition of Net Assets ($):
Paid-in capital			28,352,005
Accumulated Investment (loss)—net			(97,431)
Accumulated net realized gain (loss) on investments			(4,788,562)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			1,893,027
Net Assets ($)			25,359,039

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	17,676,308	4,198,670	3,484,061
Shares Outstanding	672,982	170,285	129,467
Net Asset Value Per Share ($)	26.27	24.66	26.91

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $7,480 foreign taxes withheld at source):
Unaffiliated issuers	406,722
Affiliated issuers	241
Income from securities lending—Note 1(c)	6,833
Total Income	413,796
Expenses:
Management fee—Note 3(a)	190,499
Shareholder servicing costs—Note 3(c)	111,152
Legal fees	64,849
Registration fees	56,220
Auditing fees	41,975
Distribution fees—Note 3(b)	34,900
Prospectus and shareholders’ reports	32,035
Custodian fees—Note 3(c)	9,190
Trustees’ fees and expenses—Note 3(d)	1,086
Interest expense—Note 2	412
Loan commitment fees—Note 2	220
Miscellaneous	23,969
Total Expenses	566,507
Less—reduction in expenses due to undertaking—Note 3(a)	(59,095)
Less—reduction in fees due to earnings credits—Note 3(c)	(68)
Net Expenses	507,344
Investment (Loss)—Net	(93,548)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	909,712
Net realized gain (loss) on forward foreign currency exchange contracts	1,036
Net Realized Gain (Loss)	910,748
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	3,566,188
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	3
Net Unrealized Appreciation (Depreciation)	3,566,191
Net Realized and Unrealized Gain (Loss) on Investments	4,476,939
Net Increase in Net Assets Resulting from Operations	4,383,391

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012 [a]	2011
Operations ($):
Investment (loss)—net	(93,548)	(148,530)
Net realized gain (loss) on investments	910,748	5,336,732
Net unrealized appreciation
(depreciation) on investments	3,566,191	(6,090,950)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,383,391	(902,748)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,446,071	8,479,929
Class B Shares	—	41,503
Class C Shares	434,811	1,517,108
Class I Shares	1,690,309	2,601,826
Cost of shares redeemed:
Class A Shares	(10,029,996)	(7,162,380)
Class B Shares	(435,392)	(1,460,384)
Class C Shares	(1,508,637)	(1,285,326)
Class I Shares	(1,062,813)	(2,039,984)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,465,647)	692,292
Total Increase (Decrease) in Net Assets	917,744	(210,456)
Net Assets ($):
Beginning of Period	24,441,295	24,651,751
End of Period	25,359,039	24,441,295
Accumulated investment (loss)—net	(97,431)	—

	Year Ended September 30,
	2012 [a]	2011
Capital Share Transactions:
Class Ab
Shares sold	300,098	306,106
Shares redeemed	(397,567)	(259,991)
Net Increase (Decrease) in Shares Outstanding	(97,469)	46,115
Class Bb
Shares sold	—	1,526
Shares redeemed	(18,060)	(56,064)
Net Increase (Decrease) in Shares Outstanding	(18,060)	(54,538)
Class C
Shares sold	18,466	56,976
Shares redeemed	(64,392)	(49,469)
Net Increase (Decrease) in Shares Outstanding	(45,926)	7,507
Class I
Shares sold	63,611	91,589
Shares redeemed	(41,396)	(71,703)
Net Increase (Decrease) in Shares Outstanding	22,215	19,886

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period September 30, 2012, 9,765 Class B shares representing $230,413 were automatically converted to 9,162 Class A shares and during the period ended September 30, 2011, 29,270 Class B shares representing
$757,523 were automatically converted to 27,645 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	22.19	22.80	21.78	25.14	31.84
Investment Operations:
Investment (loss)—net[a]	(.06)	(.09)	(.13)	(.09)	(.23)
Net realized and unrealized
gain (loss) on investments	4.14	(.52)	1.15 [b]	(3.27)	(3.95)
Total from Investment Operations	4.08	(.61)	1.02	(3.36)	(4.18)
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(2.52)
Net asset value, end of period	26.27	22.19	22.80	21.78	25.14
Total Return (%)[c]	18.39	(2.68)	4.68	(13.33)	(14.56)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	1.77	1.79	2.01	1.44
Ratio of net expenses
to average net assets	1.88	1.75	1.79	2.00	1.43
Ratio of net investment (loss)
to average net assets	(.25)	(.34)	(.59)	(.49)	(.69)
Portfolio Turnover Rate	64.59	74.02	58.38	73.49	71.32
Net Assets, end of period ($ x 1,000)	17,676	17,094	16,516	21,061	23,268

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.

See notes to financial statements.

		Year Ended September 30,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	20.99	21.74	20.92	24.31	31.08
Investment Operations:
Investment (loss)—net[a]	(.25)	(.28)	(.29)	(.21)	(.45)
Net realized and unrealized
gain (loss) on investments	3.92	(.47)	1.11 [b]	(3.18)	(3.80)
Total from Investment Operations	3.67	(.75)	.82	(3.39)	(4.25)
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(2.52)
Net asset value, end of period	24.66	20.99	21.74	20.92	24.31
Total Return (%)[c]	17.49	(3.45)	3.92	(13.95)	(15.17)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.90	2.52	2.55	2.79	2.19
Ratio of net expenses
to average net assets	2.67	2.50	2.55	2.77	2.18
Ratio of net investment (loss)
to average net assets	(1.06)	(1.08)	(1.35)	(1.26)	(1.40)
Portfolio Turnover Rate	64.59	74.02	58.38	73.49	71.32
Net Assets, end of period ($ x 1,000)	4,199	4,539	4,536	5,075	7,575

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	22.67	23.24	22.13	25.45	32.14
Investment Operations:
Investment (loss)—net[a]	(.00)[b]	(.02)	(.06)	(.04)	(.15)
Net realized and unrealized
gain (loss) on investments	4.24	(.55)	1.17 [c]	(3.28)	(4.02)
Total from Investment Operations	4.24	(.57)	1.11	(3.32)	(4.17)
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(2.52)
Net asset value, end of period	26.91	22.67	23.24	22.13	25.45
Total Return (%)	18.70	(2.45)	5.02	(13.05)	(14.35)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.88	1.53	1.50	1.72	1.23
Ratio of net expenses
to average net assets	1.64	1.51	1.50	1.70	1.22
Ratio of net investment (loss)
to average net assets	(.01)	(.07)	(.26)	(.21)	(.43)
Portfolio Turnover Rate	64.59	74.02	58.38	73.49	71.32
Net Assets, end of period ($ x 1,000)	3,484	2,431	2,031	848	829

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is the sole series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company .The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic
Common Stocks†	20,743,853	—	—	20,743,853
Equity Securities—Foreign
Common Stocks†	4,076,480	—	—	4,076,480
Exchange-Traded Funds	362,688	—	—	362,688
Mutual Funds	1,612,887	—	—	1,612,887
Other Financial
Instruments:
Forward Foreign Currency
Exchange Contracts††	—	3	—	3

† See Statement of Investments for additional detailed categorizations.
Amount shown represents unrealized appreciation at period end.

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2012, The Bank of New York Mellon earned $2,928 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	9/30/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	14,000		9,918,253	9,794,319	137,934.6
Dreyfus
Institutional
Cash Advantage
Fund	613,896		14,691,907	13,830,850	1,474,953		5.8
Total	627,896		24,610,160	23,625,169	1,612,887		6.4

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $58,323, accumulated capital losses $3,920,144 and unrealized appreciation $1,635,791. In addition, the fund had $766,936 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. If not applied, the carryover expires in fiscal year 2018.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $3,883 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addi-tion,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2012, was approximately $34,400 with a related weighted average annualized interest rate of 1.20%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed from until February 29, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the value of the fund’s average daily net assets. The Manager has contractually agreed, from November 1, 2012 until February 1, 2014, to waive receipt of its fees/or to assume the expenses of the fund so that the direct expenses of none of the classes (excluding certain expenses as described above) exceed 1.10% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $59,095 during the period ended September 30, 2012.

During the period ended September 30, 2012, the Distributor retained $4,106 from commissions earned on sales of the fund’s Class A shares and $73 and $185 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended September 30, 2012, Class B and Class C shares were charged $808 and $34,092, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2012, Class A, Class B and Class C shares were charged $44,722, $269 and $11,364, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $15,501 for transfer agency services and $233 for cash management services. Cash management fees were partially offset by earnings credits of $28. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $9,190 pursuant to the custody agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $1,337 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $40.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $15,214, Distribution Plan fees $2,588, Shareholder Services plan fees $4,413, custodian fees $3,848, Chief Compliance Officer fees $1,991 and transfer agency per account fees $3,906.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2012, amounted to $16,191,487 and $19,749,433, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2012:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	Appreciation ($)
Purchase:
Canadian Dollar,
Expiring 10/1/2012[a]	3,940	4,005	4,008	3

Counterparty:
a Bank of America

At September 30, 2012, the cost of investments for federal income tax purposes was $25,160,136, accordingly, accumulated net unrealized appreciation on investments was $1,635,772, consisting of $2,811,109 gross unrealized appreciation and $1,175,337 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Natural Resources Fund (one of the series comprising Dreyfus Opportunity Funds) as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Natural Resources Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 27, 2012

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For	Authority Withheld
To elect additional Board Members:
Gordon J. Davis†	730,735	20,119
Nathan Leventhal†	737,129	13,725
Benaree Pratt Wiley†	739,493	11,361

† Each of the above Board Members were duly elected by shareholders at the fund’s August 3, 2012 shareholder meeting. Nathan Leventhal and Benaree Pratt Wiley were existing Board Members previously having been elected by the fund’s Board. In addition, Clifford L.Alexander, Jr.,Joseph S. DiMartino,Whitney I. Gerard and George L.
Perry continue as Board Members of the Company.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the“Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The

Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s total return performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation that had been in effect through February 29, 2012, and its effect on Dreyfus’ profitability.

The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s improved recent performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND (Unaudited)

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000         in 2011 and $12,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,731 in 2011 and $3,331 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $11 in 2011 and $89 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,565,389 in 2011 and $43,887,310 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	November 20, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)